AMENDMENT NO. 2

THIS AMENDMENT NO. 2 is made as of the 26th day of September 2003, between General Electric Capital Corporation ("Secured Party") and Discovery Laboratories, Inc. ("Debtor") in connection with that certain Master Security Agreement and Amendment, dated as of December 23, 2002 ("Agreement"). The terms of this Amendment No. 2 are hereby incorporated into the Agreement as though fully set forth therein. Section references below refer to the section numbers of the Agreement. The Agreement is hereby amended as follows:

7. DEFAULT AND REMEDIES.

Subsection (a)(xv) is hereby added to this Section 7(a) and reads as follows:

"(xv) Debtor defaults under any other material obligation for (A) borrowed money, (B) the deferred purchase price of property or (C) payments due under any lease agreement."

TERMS USED, BUT NOT OTHERWISE DEFINED HEREIN SHALL HAVE THE MEANINGS GIVEN TO THEM IN THE AGREEMENT. EXCEPT AS EXPRESSLY AMENDED HEREBY, THE AGREEMENT SHALL REMAIN IN FULL FORCE AND EFFECT. IF THERE IS ANY CONFLICT BETWEEN THE PROVISIONS OF THE AGREEMENT AND THIS AMENDMENT NO. 2, THEN THIS AMENDMENT NO. 2 SHALL CONTROL.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment No. 2 simultaneously with the Agreement by signature of their respective authorized representative set forth below.

General Electric Capital Corporation	**Discovery Laboratories, Inc.**
By: [signature]	By: [signature]
Name: JOHN EDEL	Name: John G. Cooper
Title: SVP	Title: Sr. VP, CFO